UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2019

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3055 Torrington Drive Ball Ground, Georgia		30107
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GTLS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2019, Chart Industries, Inc. (the “Company”) announced the appointment of John Bishop as Chief Operating Officer of the Company, effective August 21, 2019. Mr. Bishop, 45, joined the Company after serving as Head of Morgan Stanley’s Global Oilfield Services and a member of the North American Upstream team. Mr. Bishop joined Morgan Stanley in 2012 and has 17 years of global energy experience. Mr. Bishop will report to Ms. Jillian Evanko, the Company’s President and Chief Executive Officer, and his duties as Chief Operating Officer will include the oversight of the Company’s business development and investor relations functions, as well as integration and Chart business services.

Terms of Mr. Bishop’s employment are not yet finalized and will be formalized at a later time, including in a written employment agreement, which will be disclosed in an amendment to this Current Report on Form 8-K. There are no arrangements or undertakings between Mr. Bishop and any other persons pursuant to which he was selected to serve as the Company’s Chief Operating Officer, nor are there any family relationships between Mr. Bishop and any of the Company’s directors or executive officers. Mr. Bishop was a managing director at Morgan Stanley and advised the Company from time to with respect to certain capital raising and M&A transactions and other advisory services.

A copy of the Company’s press release announcing this appointment is attached as Schedule 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company, dated August 9, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: August 15, 2019

	By:	/s/ Jillian C. Evanko
Jillian C. Evanko
Chief Executive Officer and President